April 26, 2016

Supplement

SUPPLEMENT DATED APRIL 26, 2016 TO THE SUMMARY PROSPECTUS OF
Morgan Stanley Mortgage Securities Trust, dated February 29, 2016
(the "Fund")

Effective on or about May 6, 2016, the penultimate paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

In addition, the Fund may invest up to 20% of its assets in foreign securities, including U.S. dollar-denominated securities issued in the U.S. capital markets by foreign issuers, some of which are commonly known as "Yankee Bonds" and non-U.S. dollar-denominated securities, including Eurobonds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FDLSUMSPT-0516